                       LIQUIDITY TRANSACTION AGREEMENT


            THIS LIQUIDITY TRANSACTION AGREEMENT ("AGREEMENT") is made and entered into as of October 11, 1994, effective as of October 3, 1994, among TJ INTERNATIONAL, INC., a Delaware corporation ("TJI"); N-S&O PARTNERSHIP, a general partnership organized under the laws of the State of Delaware (the "PARTNERSHIP"); and the persons listed under the caption "S&O SHAREHOLDERS" on the signature pages hereof (the "S&O SHAREHOLDERS").

                                  RECITALS

            A. Concurrently with the execution and delivery of this Agreement, TJI has caused Norco Windows, Inc. ("NORCO"), a wholly-owned subsidiary of TJI, and the S&O Shareholders have caused each of SealRite Windows, Inc. ("SEALRITE") and Oldach Window Corp. ("OLDACH") to enter into and form the Partnership.

            B. In order to induce the S&O Shareholders to enter into the Partnership, TJI has agreed to enter into this Liquidity Transaction Agreement in order to grant certain demand and piggyback registration rights to the S&O Shareholders and to otherwise allow the S&O Shareholders to realize a return on their investment in the Partnership, on the terms and conditions contained herein.


            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                  ARTICLE 1

                       CERTAIN DEFINITIONS AND TERMS

            As used in this Agreement, capitalized terms defined immediately after their use shall have the respective meanings thereby provided, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "AFFILIATE" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person in question. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, means the possession,


LIQUIDITY TRANSACTION AGREEMENT        1
directly or indirectly, of the power, alone or as part of a group, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

            "COMMON STOCK" means the Company's common stock, or any successor class of the Company's common stock.

            "COMMISSION" means the Securities and Exchange Commission or any successor thereof.

            "COMPANY" means the planned corporate successor to the Partnership as more specifically defined in Section 2.1.2(a).

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "HOLDER" means the S&O Shareholders and Norco or TJI.

            "PARTNERSHIP AGREEMENT" means the Partnership Agreement of the Partnership of even date herewith by and among Norco, SealRite and Oldach.

            "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

            "REGISTRABLE SECURITIES" means any TJI Shares or S&O Shares until such time as they have been (i) distributed to the public pursuant to a registration statement (but excluding the S-4 registration statement referred to in Section 2.1.2(a)) covering such securities that has been declared effective under the Securities Act or (ii) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or (iii) repurchased by the Company.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "S&O SHARES" means (i) the shares of Company Common Stock to be issued to the S&O Shareholders pursuant to Section 2.1.2(a) and (ii) any shares of Common Stock or other securities issued in exchange for, as a dividend on, or in replacement or upon conversion of, or otherwise issued in respect of (including Common Stock and other securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights, if any), any such shares of Common Stock described in clause (i) or securities (including Common Stock) referred to in this clause (ii).


LIQUIDITY TRANSACTION AGREEMENT        2

            "TJI SHARES" means (i) the shares of Company Common Stock to be issued to TJI or Norco pursuant to Section 2.1.2(a) and (ii) any shares of Common Stock or other securities issued in exchange for, as a dividend on, or in replacement or upon conversion of, or otherwise issued in respect of (including Common Stock and other securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights, if any), any such shares of Common Stock described in clause (i) or securities (including Common Stock) referred to in this clause (ii).

            "UNDERWRITER" a recognized investment banking firm of regional or national standing mutually acceptable to TJI and the S&O Shareholders.


                                  ARTICLE 2

                            REGISTRATION RIGHTS

SECTION 2.1      INITIAL PUBLIC OFFERING.

            2.1.1 TJI covenants and agrees with the S&O Shareholders that it shall use its reasonable best efforts to cause the Company to file a registration statement for, and to consummate a firm commitment underwritten initial public offering of, Company Common Stock ("INITIAL PUBLIC OFFERING") at a time mutually agreed upon by the parties during calendar year 1995; PROVIDED, however, that the Company may delay the filing of any such registration statement for up to 12 months if the Underwriter shall advise the Company and the S&O Shareholders that, in its good faith opinion, an Initial Public Offering during 1995 would materially adversely affect the success of the offering or otherwise materially adversely affect the price of the shares of Company Common Stock to be offered solely for the Company's account. The period of any delay hereunder shall not exceed the period of delay recommended by the Underwriter within such twelve (12) month period. If by the end of 1995 (or 1996 in the event that the first proviso to the next preceding sentence is applicable), the Company has not consummated an Initial Public Offering or if such an Initial Public Offering was so consummated but any S&O Shareholder was unable to include in such Initial Public Offering all of the Registrable Securities sought to be included therein by such Person pursuant to Section 2.2 below (without giving effect to any reductions required by Section 2.2.4), the Company shall be obligated to satisfy its obligations under Sections 2.3 and 2.4 below relating to the S&O Shareholders' special demand registration rights.
With respect to a registration in connection with an Initial Public Offering, the Company, in consultation with the S&O Shareholders, shall have sole authority to make all decisions in connection with the filing, effectiveness and consummation of the proposed offering, subject to the express provisions hereof (including,


LIQUIDITY TRANSACTION AGREEMENT       3
without limitation, the selection of an underwriter mutually acceptable to TJI and the S&O Shareholders as provided by the definition of the term "UNDERWRITER").

            2.1.2 The parties agree that at such time as it is determined to undertake an Initial Public Offering as provided in Section 2.1.1 above, or the Company is otherwise required pursuant to any of the terms of this Agreement to publicly sell its securities, the parties will (and cause SealRite and Oldach, and Norco and other Affiliates, respectively, to) execute and deliver all documents and perform all acts as will be necessary or appropriate to:

                  (a) merge SealRite and Oldach with and into Norco with Norco as the surviving entity (the "COMPANY"), for which the S&O Shareholders shall receive, pursuant to an S-4 registration statement under the Act, common stock in the Company in exchange for their common stock in SealRite and Oldach, the fully-diluted percentage of such shares of common stock in the Company to be the same as the fully-diluted percentage of the Units of the S&O Shareholders in the Partnership.

                  (b) dissolve and wind-up the Partnership and distribute its assets to the Company, in which event the Company shall assume all of the liabilities of the Partnership, including the Partnership's obligations to pay the amount of the Canadian NOLs pursuant to
            Section 5.4.5 of the Partnership Agreement.

                  (c) cause the Company to, for a period of at least three years, timely file all reports required to be filed pursuant to
            Section 13 and 15(d) of the Exchange Act, as the case may be, and if the Company is subject to neither Section 13 nor 15(d) of the Exchange Act, make publicly available on a timely basis the information specified in paragraphs (a)(15)(i) to (xiv), inclusive, and (xvi) and of Rule 15c2-11 under the Exchange Act and other information, if any, from time to time required to meet the so-called public information requirements of Rule 144 under the Securities Act (or any successor rule or regulation).

                  (d) amend, if necessary, the Company's bylaws and certificate of incorporation and to enter into a shareholders agreement so that, until the first public sale of the Company's equity securities (i) the governance provisions with respect to the Company's board of directors will be substantially similar to the governance provisions with respect to the Partnership's Management Board as set forth in the Partnership


LIQUIDITY TRANSACTION AGREEMENT          4

            Agreement, including, without limitation, the provisions governing Major Decisions, (ii) there will be transfer restrictions on the transfer of shares of stock held by all of the shareholders of the Company substantially similar to the restrictions on the transfer of the Partnership interests in the Partnership Agreement (and after the first public sale of the Company's equity securities, customary "tag along" rights shall be imposed upon TJI (in the case of a sale of control transaction involving the Company) for the benefit of the S&O Shareholders, and (iii) there is only one class of authorized capital stock.

It is the intent of the parties that the foregoing actions shall be accomplished on a tax free basis to the parties. The Partnership and/or the Company shall pay all of the costs and expenses, including reasonable attorneys' fees, of all such actions. Immediately prior to such merger, the Partnership shall make a Mandatory Tax Distribution with respect to the taxable income of the Partnership through the date immediately prior to the effective date of such merger in accordance with the Partnership Agreement, it being understood that such Mandatory Tax Distribution shall not exceed the amount of the Mandatory Tax Distribution required under the Partnership Agreement.

SECTION 2.2      PIGGYBACK REGISTRATION RIGHTS.

            2.2.1 If the Company proposes to file a registration statement under the Securities Act (i) with respect to an Initial Public Offering for its own account or (ii) otherwise (but not including a Demand Registration) (each of the foregoing registrations referred to in clauses (i) and (ii) next above being a "PIGGYBACK REGISTRATION"), then the Company shall give written notice of such proposed filing to each S&O Shareholder holding Registrable Securities at least 20 days before the anticipated filing date, and such notice shall offer such S&O Shareholders the opportunity to register such number of Registrable Securities as each such S&O Shareholder may request (a "PIGGYBACK REGISTRATION").

            2.2.2 Such notice by the Company pursuant to Section 2.2.1 above (a "PIGGYBACK NOTICE") shall specify, at a minimum, the number and kind of securities so proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known), and a good faith estimate by the Company of the proposed minimum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written request of an S&O Shareholder given within ten (10) business days of such holder's receipt of the Piggyback Notice (which written request shall specify the number and kind of Registrable Securities


LIQUIDITY TRANSACTION AGREEMENT        5
intended to be disposed of by such holder and the intended method of distribution thereof), the Company shall, subject to Section 2.2.4 below, include in such registration all Registrable Securities with respect to which the Company has received such written requests for inclusion.

            2.2.3 Notwithstanding the foregoing, the S&O Shareholders specifically acknowledge and agree that TJI, at its option, may, subject to
Section 2.2.4, include its Registrable Securities in any Piggyback Registration.

            2.2.4 If the Underwriter in connection with the Piggyback Registration delivers gives its good faith opinion to the Company and the S&O Shareholders holding Registrable Securities that the total amount of securities which they, the Company and TJI propose to be included in such offering is sufficiently large to materially and adversely affect the success of such offering or materially adversely affect the price of the securities to be offered solely for the account of the Company, then the amount or kind of Registrable Securities to be offered for the accounts of the S&O Shareholders and TJI shall be reduced pro rata on the basis of the number of Registrable Securities sought to be included thereby to the extent necessary to reduce the total amount of securities to be included in the offering to the amount recommended by the Underwriter without creating such an effect.

            2.2.5 The Company may withdraw any Piggyback Registration (including proposed Initial Public Offering) initiated by the Company without the consent of any S&O Shareholder, notwithstanding the request of the S&O Shareholders to participate therein in accordance with this Section 2.2; provided, however that any Initial Public Offering which is withdrawn and not consummated shall not satisfy the obligations of TJI and the Company under
Section 2.1.

            2.2.6 Further notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Securities in any registration statement if the proposed registration is (i) a registration on Form S-8 (or any successor form) of a stock option or other employee incentive compensation plan, (ii) a registration of securities issued or issuable pursuant to a stockholder reinvestment plan, or other similar plan, or (iii) a registration of securities pursuant to a shareholders rights plan (a so-called "POISON PILL") or other similar plan designed to protect the Company's stockholders from a coercive or other attempt to take control of the Company (each of the foregoing being a "PERMITTED REGISTRATION").


LIQUIDITY TRANSACTION AGREEMENT       6

SECTION 2.3       DEMAND REGISTRATION RIGHTS.

            2.3.1       Subject to the conditions of this Section 2.3 and
Section 2.4 below, S&O Shareholders holding at least 40% of the total number of Registrable Securities then held by such Shareholders (such amount being the "DEMAND MINIMUM AMOUNT") may make a written request (a "DEMAND") to the Company for registration with the Commission for the resale of such Registrable Securities under and in accordance with the provisions of the Securities Act (a "DEMAND REGISTRATION"). Each Demand shall specify: (i) the aggregate number and kind of Registrable Securities requested to be registered, and (ii) the intended method of distribution in connection with such Demand Registration to the extent then known. Within 10 business days after receipt of such request, TJI shall cause the Company to, and the Company will serve written notice (the "NOTICE") of such registration request to all S&O Shareholders holding Registrable Securities and TJI shall cause the Company to, and the Company will, include in such registration all Registrable Securities with respect to which the Company has received from an S&O Shareholder written requests for inclusion therein within 20 days after the receipt by the applicable holder of the Notice.

SECTION 2.4      NUMBER OF DEMAND REGISTRATIONS.

            2.4.1 S&O Shareholders holding Registrable Securities, as a class, shall, subject to the provisions of Section 2.4.2 below, be entitled to TWO Demand Registrations. The Company shall not be required to effect any such Demand Registration until there has been an Initial Public Offering as provided in Section 2.3, and then, not within 6 months from the effective date of such offering; PROVIDED, however, that the Company shall be required to effect such Demand Registration at any time at the request of S&O Shareholders holding the Demand Minimum Amount in the event that a Qualified Initial Public Offering (as herein defined) has not been consummated by the end of 1995 or 1996 (as the case may be) in accordance with Section 2.1.1. A "QUALIFIED INITIAL PUBLIC OFFERING" shall mean an Initial Public Offering in which each S&O Shareholder was able to include all Registrable Securities sought to be included therein by each such S&O Shareholder pursuant to Section 2.2 hereof (but without reduction pursuant to Section 2.2.4 hereof).

            2.4.2 Neither the Company nor any Person (other than TJI and other than an S&O Shareholder, in each case with respect to Registrable Securities) shall include any securities in a Demand Registration, except with the written consent of the S&O Shareholders holding a majority of the Registrable Securities sought to be registered by such Shareholders pursuant to such Demand Registration. If the Underwriter of a Demand Registration (or in the case of a Demand Registration not being underwritten, S&O Shareholders holding a majority of the Registrable Securities


LIQUIDITY TRANSACTION AGREEMENT       7
sought to be included therein by such Shareholders), advise the Company that in its or their good faith opinion the number of securities proposed to be sold in such Demand Registration by the S&O Shareholders, TJI and, if authorized pursuant to the first sentence of this Section 2.4.2, the Company or any other Person exceeds the number which can be sold in such offering at the desired price, the Company will include in such registration only the number of securities which, in the opinion of the Underwriter (or such S&O Shareholders, as the case may be) can be sold, selected first, pro rata among the S&O Shareholders on the basis of the number of Registrable Securities sought to be included thereby in such Demand Registration and second (and only after all S&O Shareholders have included all Registrable Securities sought to be included thereby in such Demand Registration) TJI and third (and only after all S&O Shareholders and TJI have included all Registrable Securities sought to be included thereby in such Demand Registration) other Persons, authorized pursuant to the first sentence of this Section 2.4.2, who have requested to be included in such Demand Registration pro rata on the basis of the number of securities sought to be included thereby in such Demand Registration.

SECTION 2.5      CONDITIONS TO DEMAND REGISTRATION.

            Sections 2.3 and 2.4 hereof are subject to each of the following limitations, conditions and qualifications:

            2.5.1 The Company shall be entitled to postpone for a reasonable period of time (but in any event, not past the date on which the Company is next required to (or, if earlier, does) file an annual, quarterly or special report under the Exchange Act (or if the Company is then not then subject to the Exchange Act, a period not exceeding 90 days) the filing (but not the preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if, at the time the Company receives a request for such registration, the Company is in possession of material non-public information that would be required to be disclosed in a registration statement but that has not been and will otherwise not be disclosed to the public (and which is not otherwise required to be disclosed under law or applicable exchange or NASDAQ rule), and, within ten (10) days after receipt of a request for Demand Registration, the Company advises the S&O Shareholders in writing such disclosure would materially adversely affect the Company and its stockholders. The Company shall be entitled to postpone the filing of such a registration statement pursuant to this paragraph only once in respect of any Demand Registration.

            2.5.2 In addition, the Company shall be entitled to postpone for a reasonable period of time (not exceeding 120 days, but in the case of an acquisition referred to below (including,


LIQUIDITY TRANSACTION AGREEMENT         8
without limitation, by tender offer), 135 days) the filing (but not the preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if, within 10 days after it receives a request for a Demand Registration, the Board of Directors of the Company determines in the good faith exercise of its business judgment (and the Company notifies the S&O Shareholders of such determination ) that such registration and offering would materially interfere with any material financing, acquisition, tender offer, corporate reorganization or other material transaction involving the Company that prior to such request the Board of Directors of the Company had agreed by resolution to pursue. The right of the Company to postpone a Demand Registration under this paragraph shall be limited to one postponement with respect to each Demand Registration.

            2.5.3 A registration shall not be treated as one (1) of the two (2) permitted Demand Registrations until (i) the applicable registration statement under the Securities Act has been filed with the Securities and Exchange Commission ("COMMISSION") with respect to such Demand Registration and (ii) such registration statement shall have been maintained continuously effective for a period of at least one hundred eighty (180) days or such shorter period when all Registrable Securities included therein have been sold thereunder in accordance with the manner of distribution set forth in such Demand.

            2.5.4 If the S&O Shareholders holding a majority of the Registrable Securities sought to be registered thereby pursuant to a Demand Registration request that such Demand Registration be an underwritten offering, then such holders shall select an Underwriter or Underwriters to manage and administer such offering, such underwriter or underwriters, as the case may be, to be subject to the approval of TJI, which such approval shall not be unreasonably withheld (and such underwriter or underwriters, as the case may be, shall constitute the Underwriter hereunder).

            2.5.5 If the Company has received a Demand and if the applicable registration statement in respect of such Demand has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except a Permitted Registration), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days has elapsed from the effective date of a firm commitment underwritten Demand Registration or a period of at least ninety (90) days have elapsed from the effective date of any other Demand Registration, unless, in each case, a shorter period of time is approved by the S&O Shareholders holding a majority of the Registrable Securities included thereby in such Demand Registration.


LIQUIDITY TRANSACTION AGREEMENT       9

SECTION 2.6      ADDITIONAL REGISTRATION RIGHTS.

            Except as expressly contemplated in this Agreement (including with respect to TJI as provided in Sections 2.2.3 and 2.2.4 hereof), the Company shall not grant to any Person he right to require or request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the S&O Shareholders; PROVIDED, HOWEVER, that the Company shall be entitled to grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the S&O Shareholders with respect to such Piggyback Registrations. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the S&O Shareholders in this Agreement


                                 ARTICLE 3

                   ADDITIONAL COVENANTS AND AGREEMENTS

SECTION 3.1      RESTRICTIONS ON PUBLIC SALE BY HOLDERS.

            Each Holder (other than an Exempted Holder (as defined below)) agrees not to effect any public sale or distribution (including pursuant to Rule 144) of the issue being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to, and during the 180-day period beginning on, the effective date of a registration statement filed by the Company (except as part of such registration) in connection with a firm commitment underwritten public offering of securities of the same class as or substantially similar to the Registrable Securities, but only if and to the extent requested in writing (with reasonable prior notice) by the Underwriter with respect thereto. An "EXEMPTED HOLDER" shall be a Person (other than an officer or director of the Company from whom the Underwriter reasonably requests, in writing, a so-called "holdback" or "lockup" agreement) who does not beneficially own (within the meaning of the Exchange Act and the rules and regulations thereunder) 1% or more of the Company's Common Stock.

SECTION 3.2      RESTRICTIONS ON PUBLIC SALE BY THE COMPANY.

            TJI agrees to cause the Company not to effect (whether for itself or for any other Person) any public sale or distribution of any securities of the same class as or substantially similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to, and during the 180-day period beginning on, the effective


LIQUIDITY TRANSACTION AGREEMENT        10
date of any registration statement in connection with a Demand Registration or a Piggyback Registration in which S&O Shareholders are participating (except a public sale or distribution pursuant to such registration statement to the extent permitted by this Agreement.) In addition, the Company shall (and TJI shall cause the Company to), in connection with a Demand Registration, cause each of the Company's officers and directors to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities of the Company during such period (except as part of such underwritten registration to the extent permitted pursuant to the terms of this Agreement). This Section 3.2 shall not be deemed to limit the exercise of Demands hereunder by the S&O Shareholders or the disposition of securities by such Shareholders as permitted (or expressly not restricted) by the other terms of this Agreement.

SECTION 3.3      COOPERATION BY HOLDERS.

            3.3.1 The offering of Registrable Securities by any Holder shall comply in all respects with the applicable terms, provisions and requirements set forth in this Agreement, and each such Holder shall timely provide the Company with all information and materials required to be included in a registration statement that (i) relate to the offering, (ii) are in possession of such Holder, and (iii) relate to such Holder, and to take all such action as may be reasonably required in order not to delay the registration and offering of the securities by the Company. The Company shall have no obligation to include in such registration statement shares of a Holder who has failed to furnish such information which, in the written opinion of counsel to the Company (which counsel is reasonably acceptable to the S&O Shareholders), is required in order for the registration statement to be in compliance with the Securities Act.

            3.3.2 In addition to the foregoing, no Holder who holds Registrable Securities may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's securities on the terms of and on the basis provided in any underwriting agreements applicable to such registration and (ii) subject to the remainder of this Section 3.3.2, completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            Without limiting any of the foregoing, in the event that the offering of Registrable Securities is to be made by or through an Underwriter, the Company shall enter into an underwriting agreement with a managing Underwriter or Underwriters containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the agreements contained herein) by an issuer of common stock in underwriting agreements


LIQUIDITY TRANSACTION AGREEMENT        11
with respect to offerings of common stock for the account of, or on behalf of, such issuers. In connection with the sale of Registrable Securities hereunder by an S&O Shareholder, any such seller of such Registrable Securities may, at its option, require that any and all representations and warranties by, and indemnities and agreements of, the Company to or for the benefit of such Underwriter or Underwriters (or which would be made to or for the benefit of such an underwriter or underwriters if such sale of Registrable Securities were pursuant to an underwritten offering) be made to and for the benefit of such seller and that any or all of the conditions precedent to the obligations of such Underwriter or Underwriters (or which would be so for the benefit of such underwriter or underwriters under a customary underwriting agreement) be conditions precedent to the obligations of such seller in connection with the disposition of its securities pursuant to the terms hereof (if being agreed that in connection with any Demand Registration, without limiting any rights or remedies of the S&O Shareholders, in the event any such condition precedent shall not be satisfied and, if not so satisfied, shall not be waived by such S&O Shareholders holding a majority of the Registerable Securities to be included thereby in such Demand Registration, such Demand Registration shall not be counted as one (1) of the two (2) permitted Demands hereunder). No such seller of Registrable Securities pursuant to the terms of this Agreement shall be required to make any representations or warranties to, or agreements with, the Company or underwriter or underwriters or any other Person, other than representations and warranties regarding such seller's authority and ownership of such Registrable Securities and the intended method of distribution and other than any agreements expressly contemplated by the terms of this Agreement.

SECTION 3.4      RULE 144.

            TJI covenants that, upon any registration statement covering Company securities becoming effective, it will cause the Company to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of S&O Shareholders holding Registrable Securities then constituting the Demand Minimum Amount, cause the Company to make timely publicly available such other information as is necessary to permit sales under Rule 144 under the Securities Act), and it will cause the Company to take such other action as S&O Shareholders holding Registrable Securities then constituting the Demand Minimum Amount may reasonably request, all to the extent required from time to time to enable such S&O Shareholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time


LIQUIDITY TRANSACTION AGREEMENT     12
to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of S&O Shareholders holding Registrable Securities then constituting the Demand Minimum Amount, TJI will cause the Company to deliver to such S&O Shareholders a written statement as to whether it has complied with such requirements.


                                  ARTICLE 4

                           REGISTRATION EXPENSES

            All expenses incident to the Company's performance of or compliance with the registration and related provisions of this Agreement, including without limitation, all Commission and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses required to comply with state securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on a securities exchange or the inclusion of such securities in an automated quotation system and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities act liability insurance (but EXCLUDING any other counsel or accountants fees of the S&O Shareholders) (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company.


                                  ARTICLE 5

                          REGISTRATION PROCEDURES

SECTION 5.1      GENERAL.

            Whenever any Registrable Securities are to be registered pursuant to this Agreement, TJI will cause the Company to use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable. In connection with any Piggyback Registration or Demand Registration, TJI will cause the Company to, as expeditiously as possible, perform the following:



LIQUIDITY TRANSACTION AGREEMENT     13

            5.1.1 Prepare and file with the Commission a registration statement which includes the Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective; PROVIDED, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to the S&O Shareholders holding Registrable Securities covered by such Registration Statement; and to the Underwriter, if any, draft copies of all such documents proposed to be filed at least 5 business days prior thereto, which documents will be subject to the reasonable review of such S&O Shareholders and Underwriter, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which S&O Shareholders holding a MAJORITY of the Registrable Securities covered by such registration statement or the Underwriter, if any, shall reasonably object, and will notify each S&O Shareholder holding Registrable Securities of any stop order issued or threatened by the Commission in connection therewith and use its reasonable best efforts to prevent the entry of such stop order or to remove it if entered. Promptly notify the selling holders of Registrable Securities of each of (x) the filing and effectiveness of the registration statement and prospectus and any amendments or supplements thereto and, (y) the receipt of any comments from the Commission or any state securities law authorities or any other governmental authorities with respect to any such registration statement or prospectus or any amendments or supplements thereto.

            5.1.2 Prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of not less than 180
DAYS (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not prior to the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus; the Company shall not be deemed to have complied with its obligations hereunder to keep a registration statement effective during the applicable period if it voluntarily takes any action that would result in selling S&O Shareholders of the Registrable Securities being prevented from


LIQUIDITY TRANSACTION AGREEMENT         14
selling such Registrable Securities during that period whether or not such action is required by applicable law.

            5.1.3 Furnish to any S&O Shareholder holding Registrable Securities included in such registration statement and the Underwriter, if any, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such S&O Shareholder or Underwriter may request in order to facilitate the disposition of the Registrable Securities (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by the registration statement and the Underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto); PROVIDED, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by S&O Shareholders holding a majority of the Registrable Securities covered by such registration statement, copies of all documents proposed to be filed, which such documents will be subject to the reasonable review of such counsel.

            5.1.4 Notify each S&O Shareholder holding Registrable Securities included in such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            5.1.5 Use its reasonable best efforts to register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions in the United States as S&O Shareholders may reasonably request (including registration or qualification for resale and for secondary trading) and do any and all other acts which may be reasonably necessary or advisable to enable S&O Shareholders to dispose of the Registrable Securities in such jurisdictions (including, without limitation, obtaining the


LIQUIDITY TRANSACTION AGREEMENT      15
withdrawal of any order suspending registration or qualification (or the effectiveness thereof) or suspending or preventing the use of any related prospectus in any such jurisdiction with respect thereto) and keep such registration or qualification in effect for so long as the registration statement remains effective under the Securities Act; PROVIDED, however, that the Company shall not be required for any such purpose to (i) qualify generally or use efforts to cause itself to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 5.1.5 or (ii) consent generally to service of process in any such jurisdiction.

            5.1.6 Use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange and included in each established over-the-counter market on which or through which similar securities of the Company are then listed or traded and, if not so listed or traded, to be listed on the NASD automated quotation system ("NASDAQ") and if listed on NASDAQ, use its reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "NATIONAL MARKET SYSTEM SECURITY" within the meaning of Rule 11Aa2-1 under the Securities Exchange Act of 1934, as amended, or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to such Registrable Securities with the NASD; and provide a transfer agent, registrar and CUSIP number for all of such Registrable Securities not later than the effective date of such registration statement.

            5.1.7 Enter into an underwriting agreement in customary form in connection with an underwritten offering referred to herein and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities pursuant to such underwritten offering.

            5.1.8 Make available for inspection, at reasonable times and on such other reasonable terms and conditions as TJI may cause the Company to specify, by the S&O Shareholders, by the Underwriters, if any, participating in any disposition pursuant to the registration statement, and by not more than one attorney and one accountant retained to represent the S&O Shareholders and not more than one attorney and one accountant retained to represent all of such Underwriters (collectively, "INSPECTORS"), such financial and other records, pertinent corporate documents and properties of the Company (collectively, "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, if any. Any such Inspector retained by or on behalf of the S&O Shareholders or such Underwriter shall certify to TJI that such Inspector has been retained by or on behalf of the



LIQUIDITY TRANSACTION AGREEMENT      16

S&O Shareholders or such Underwriters, as the case may be. The S&O Shareholder agree to use their reasonable best efforts, and to use their reasonable best efforts to cause their agents (but not including the Underwriters or their agents) who are Inspectors, to keep confidential and not to disclose the matters contained in any Records which TJI or the Company determines, in good faith, to be confidential and as to which TJI or the Company so notifies in writing the Inspectors and which (i) are not publicly known or otherwise known to the Inspectors at the time of disclosure, (ii) do not subsequently become public through no act or omission by the Inspectors and (iii) do not otherwise become known to the Inspectors other than through disclosure by TJI or the Company, except that (A) the S&O Shareholders or the Inspectors may make such disclosures as may be required by law or applicable legal process and (B) the S&O Shareholders or the Inspectors may disclose such matters to officers, directors, employees and other representatives of the S&O Shareholders in connection with the due diligence relating to the registration statement.

            5.1.9 Fully cooperate with the S&O Shareholders (and the Underwriter, if any) to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as S&O Shareholders and the Underwriter may request at least two business days prior to any sale of Registrable Securities.

            5.1.10 Otherwise comply with all applicable rules and regulations of the Commission and make generally available to the security holders of the Company an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act as soon as practicable (but in any event not later than fifteen (15) months after the effectiveness of such registration statement), which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act as soon as feasible.

            5.1.11 Furnish to each seller of Registrable Securities a signed counterpart of (x) an opinion of counsel for the Company (which counsel shall be reasonably acceptable to the holder of a majority of the Registrable Securities being so registered) and (y) a "COMFORT" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities for




LIQUIDITY TRANSACTION AGREEMENT    17
the account of, or on behalf of, an issuer of common stock, such opinion and comfort letters to be dated the date such opinions and comfort letters are customarily dated in such transactions.

            5.1.12 Take all such other actions as the S&O Shareholders holding a majority of the Registrable Securities being sold thereby reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

SECTION 5.2      COOPERATION OF HOLDERS.

            5.2.1 Each Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.1.4 above, will forthwith discontinue disposition of the Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.1.4 or until it is advised in writing (the "ADVICE") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, each Holder will, or will request the Underwriter, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in Sections 2.5 and 5.1.2 above shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received copies of the supplemented or amended prospectus contemplated by
Section 5.1.4 or of the Advice.

SECTION 5.3      ADDITIONAL RIGHTS OF HOLDERS.

            If any registration statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation of such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder. In addition, if requested by the managing Underwriter or Underwriters of any registration or by the S&O Shareholders holding a majority of the Registrable Securities included thereby in a registration, the Company shall, subject to


LIQUIDITY TRANSACTION AGREEMENT      18
approval of counsel to the Company in its reasonable judgment, promptly incorporate in a prospectus, supplement or post-effective amendment to the registration statement such information concerning underwriters and the plan of distribution of the Registrable Securities as such managing underwriter or underwriters or such holders reasonably shall furnish to the Company in writing and request be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holders to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registerable Securities to be sold in such offering; and make all required filings of such prospectus, supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus, supplement or post-effective amendment. In addition, TJI shall cause the Company to, and the Company shall, permit any holder of Registrable Securities, which holder, in the opinion of counsel to such holder (which counsel is reasonably acceptable to the Company), might be deemed to be an underwriter or controlling person of the Company, to be consulted in connection with the preparation of such registration statement.


                                  ARTICLE 6

                            SALE OF THE BUSINESS

SECTION 6.1      GENERAL.

            If, on or before the third anniversary of the date hereof, the S&O Shareholders have not sold 80% of the Registrable Securities (other than Excluded Registrable Securities (as defined below)) held by them as a result of a public sale of the Registrable Securities pursuant to one or more registration statements under the Act or as a result of a public sale under Rule 144, then the S&O Shareholders shall have the right, after consulting with an investment banker or other valuation expert who possesses a high degree of professional skill and expertise in valuation matters and who is reasonably acceptable to TJI (the "VALUATION EXPERT"), to establish the value ("VALUE") of the entire business of the Partnership (or the Company, as the case may be) as a going concern. For purposes of this Section 6.1 "EXCLUDED REGISTRABLE SECURITIES" shall mean Registrable Securities which an S&O Shareholder failed to seek to include in a prior Demand Registration or a prior Piggyback Registration (or sought to include, but withdrew) and which such Registrable Securities, if sought to be included in such Demand Registration or Piggyback Registration, would have been included in such Registration.


LIQUIDITY TRANSACTION AGREEMENT    19

SECTION 6.2       RIGHT OF FIRST OPTION.

            6.2.1 Upon establishing the Value, the S&O Shareholders shall give TJI written notice thereof ("VALUATION NOTICE"). TJI shall have the option to purchase all of the Partnership interests (or shares of stock in the Company, as the case may be) held by the S&O Shareholders at a cash price equal to the pro rata portion of the value represented by the Partnership interests held by SealRite and Oldach or shares of stock in the Company held by the S&O Shareholders, as the case may be, by notifying the S&O Shareholders of the exercise of such option within 30 days after service of the Valuation Notice. If TJI exercises its option, the closing of the purchase shall occur at a mutually satisfactory time and place within 30 days from the date on which TJI exercises its option. At the closing, the parties shall execute and deliver such documents as may be reasonably requested by the other party to consummate the sale and the price shall be paid by wire transfer. The S&O Shareholders will represent and warrant authority to sell their Partnership interests or shares of stock and free and clear title to their Partnership interests or shares of stock, but will not be required to make any other representation or warranty.

            6.2.2 If TJI does not exercise its option under Section 6.2.1 within the 30 day time period, the S&O Shareholders shall have the right to cause the entire Partnership or the Company to be sold (in a stock, asset or other form of transaction) at a price (which price, in the event of an asset or other transaction, shall be appropriately and equitable adjusted to give effect to any tax consequences with respect to the form of such transaction as compared to a stock transaction) equal to or greater than the Value. The S&O Shareholders shall give TJI written notice of any offer which the S&O Shareholders receive ("OFFER NOTICE") along with copies of all documents received in connection therewith. If the offered purchase price in any such offer is not payable entirely in cash, the Valuation Expert shall determine whether the value of the offered purchase price is equal to or greater than the Value. The decision of the Valuation Expert shall be conclusive and binding on all of the parties.

            6.2.3 If the offered purchase price is less than the Value, TJI shall have the right, exercisable by serving written notice on the S&O Shareholders within 15 days from the service of the Offer Notice by the S&O Shareholders on TJI, to purchase the interests of the S&O Shareholders for cash at the lower offered price in the manner set forth in Section 6.2.1.

            6.2.4 If TJI does not exercise such right within such 15 day time period, the S&O Shareholders shall have the right to cause the entire Partnership or Company to be sold (in a stock, asset or other form of transaction) at the offered price (which


LIQUIDITY TRANSACTION AGREEMENT   20
price, in the event of an asset or other transaction, shall be appropriately and equitable adjusted to give effect to any tax consequences with respect to the form of such transaction as compared to a stock transaction).

            6.2.5 TJI shall cooperate with the S&O Shareholders and take all necessary actions in connection with the sale of the Partnership or the Company and shall execute and deliver all documents and perform all acts reasonably required in connection therewith and shall cause Norco and its other Affiliates to execute and deliver all such documents and perform all such acts.

            6.2.6 The Partnership (or the Company, as the case may be) shall bear all of the costs and expenses of the Valuation Expert and all other reasonable costs and expenses incurred by the S&O Shareholders in connection with this Article 6, including reasonable attorneys' and accountants' fees.

            6.2.7       If the sale referred to in either Sections 6.2.2 or
6.2.3 (other than a sale to TJI) is not consummated within 180 days of the date of the Offer Notice, the procedure set forth in Sections 6.2.1, 6.2.2, 6.2.3 and
6.2.4 shall be repeated.

                                ARTICLE 7

                    INDEMNIFICATION; CONTRIBUTION

SECTION 7.1      INDEMNIFICATION BY THE COMPANY.

            7.1.1 TJI covenants and agrees to cause the Company to indemnify and hold harmless each Holder who holds Registrable Securities, its officers, directors and each Person who controls such holder (within the meaning of the Securities Act), and any Agent (as hereinafter defined) or investment advisor thereof against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (collectively, "LIABILITIES") arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such Liabilities arise out of or are based upon untrue statements or omissions based upon information with respect to such indemnified person furnished in writing to the Company by such indemnified person expressly for use therein.

            7.1.2 In connection with an underwritten offering, TJI will cause the Company to indemnify the underwriters thereof, their officers and directors and each Person who controls such


LIQUIDITY TRANSACTION AGREEMENT      21
underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Holders holding Registrable Securities or to such other extent as the Company and the underwriters may agree. For purposes of this Section 7.1, an "AGENT" of an Holder holding Registrable Securities is any person (other than an Underwriter or placement or sales agent) acting for or on behalf of such Holder with respect to the holding or sale of such Registrable Securities.

SECTION 7.2      INDEMNIFICATION BY HOLDERS.

            7.2.1 In connection with any registration statement in which an Holder holding Registrable Securities is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and the amount of Registrable Securities held by such Holder and such other information as the Company shall reasonably request for use in connection with any such registration statement or prospectus, and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against all Liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission of a material fact required to be stated in the registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any registration statement or prospectus.

            7.2.2 In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of Registrable Securities giving rise to such indemnification obligation.

SECTION 7.3      CONDUCT OF INDEMNIFICATION PROCEEDINGS.

            7.3.1 Any Person entitled to indemnification hereunder ("INDEMNIFIED PARTY") agrees to give prompt written notice to the indemnifying party ("INDEMNIFYING PARTY") after the receipt by such Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Indemnified Party will claim indemnification or contribution pursuant to this Agreement and, unless in the written opinion of counsel for such Indemnified Party a conflict of interest may exist between such Indemnified Party and the Indemnifying Party with respect to such claim, shall permit the Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Indemnified Party. It is agreed that the failure to give notice



LIQUIDITY TRANSACTION AGREEMENT     22
required by this paragraph shall not release the Indemnifying Party from its obligation under this Section, except to the extent that the Indemnifying Party has been materially prejudiced by such failure to provide such notice.

            7.3.2 Whether or not such defense is assumed by the Indemnifying Party, the Indemnifying Party will not be subject to liability for any settlement made without its consent. No Indemnifying Party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

            7.3.3 If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the opinion of counsel for any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

SECTION 7.4      CONTRIBUTION.

            7.4.1 If the indemnification provided for in this Article 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of any Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 8.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            7.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of



LIQUIDITY TRANSACTION AGREEMENT     23
allocation which does not take account of the equitable considerations referred to in Section 7.4.1 above. Notwithstanding the provisions of this Section 7.4, no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            7.4.3 The obligations of the Company pursuant to this Article 7 shall be further subject to such additional express agreements of the Company as may be required to facilitate an underwritten offering; PROVIDED, that no such agreement shall in any way limit the rights of Holders holding Registrable Securities under this Agreement, or create additional obligations of such Holders not set forth herein, except as otherwise expressly agreed in writing by any such Holders.

            7.4.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities.


                                  ARTICLE 8

                                MISCELLANEOUS

SECTION 8.1       RECAPITALIZATIONS, EXCHANGES, ETC.

            The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Common Stock, to any and all shares of capital equity of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the shares of Common Stock, in each case as the amounts of such securities outstanding are appropriately adjusted for any equity dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date of this Agreement.

SECTION 8.2      COMPLETE AGREEMENT; MODIFICATION.

            This Agreement, together with the other agreements referenced herein, shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter hereof. Any modification of the


LIQUIDITY TRANSACTION AGREEMENT     24

Agreement will be effective only if it is in writing and signed by each party whose rights hereunder are affected thereby; PROVIDED, that any such modification must be authorized or approved by the Management Board of the Partnership (or Board of Directors of the Company, if applicable).

SECTION 8.3      GOVERNING LAW.

            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

SECTION 8.4      NOTICES.

            All notices and other communications hereunder shall be in writing and shall be delivered by hand, mailed by registered or certified mail (return receipt requested) or sent by courier or other express delivery that provides for independent delivery verification to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice or communication is delivered to the addressees at the address specified below:

            (a)   If to the S&O Shareholders:

                        to the address set below each S&O Shareholder's name on the signature pages hereof.

                  with a copy to:

                        Robert L. Schlossberg, Esq.
                        c/o Altheimer & Gray
                        10 South Wacker Drive
                        Suite 4000
                        Chicago, IL  60606

            (b)   If to TJI:

                        TJ International, Inc.
                        300 E. ParkCenter Blvd., Suite 300
                        Boise, Idaho  83706
                        Attention:  Walter C. Minnick

            (c)   If to the Partnership/Company:

                        300 E. ParkCenter Blvd., Suite 300
                        Boise, Idaho  83706
                        Attention:  Nicholas M. Dye



LIQUIDITY TRANSACTION AGREEMENT      25

SECTION 8.5      BINDING EFFECT.

            This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns, and is not intended to confer upon any other Person any right or remedies hereunder; PROVIDED, however, that a transferee of an Holder or S&O Shareholder, whether or not an express assignment has been made, shall be deemed to be an Holder or S&O Shareholder as the case may be for purposes of obtaining the benefits or enforcing the rights of an Holder.

SECTION 8.6      REFERENCES TO COMPANY.

            Obligations of, and actions to be taken by, the Company referred to herein shall be expressly assumed as obligations by the Company upon its formation. In addition, upon its formation, the Company shall expressly assume as obligations all action with TJI has agreed hereunder to cause the Company to carry out. Notwithstanding such assumptions, for so long as TJI owns, directly or indirectly (including, without limitation, as part of a group), at least 50% of the Company's common stock (or has the right, directly or indirectly, to appoint a majority of the Board of Directors of the Company), such obligations and actions to be taken shall continue to constitute obligations of TJI to cause the Company to meet such obligations and carry out such actions. TJI shall cause any purchaser from TJI of at least 51% of the Company's common stock to assume such obligations.

SECTION 8.7      ACTIONS BY S&O SHAREHOLDERS.

            Except as otherwise expressly provided herein, any decision required or desired to be made or any action required or desired to be taken hereunder by the S&O Shareholders may be made or taken, as the case may be, by those S&O Shareholders holding a majority of the combined interests in SealRite and Oldach. The combined interest of each S&O Shareholder in SealRite and Oldach is set forth after his name on the signature page hereof.

SECTION 8.8      TITLES AND HEADINGS.

            Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

SECTION 8.9      SEVERABILITY.

            It is a desire and intent of the parties that the terms, provisions, covenants and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant or remedy of this Agreement or



LIQUIDITY TRANSACTION AGREEMENT       26
the application thereof to any person or circumstances shall, to any extent, be construed to be invalid or unenforceable in whole or in part, then such term, provision, covenant or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement or the application thereof to any person or circumstance other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

SECTION 8.10     COUNTERPARTS.

            This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

                                   *   *   *



LIQUIDITY TRANSACTION AGREEMENT    27

                                    TJ INTERNATIONAL, INC., a Delaware
                                    corporation


                                    By: /s/  JODY B. OLSON
                                       --------------------------------
                                       Its:       VP
                                           ----------------------------


                                    N-S&O PARTNERSHIP, a Delaware general
                                    partnership


                                    By:   Norco Windows, Inc., a Wisconsin
                                          corporation and a general partner


                                          By: /s/  JODY B. OLSON
                                             ---------------------------
                                             Its:       VP
                                                 -----------------------



LIQUIDITY TRANSACTION AGREEMENT     28

 /s/  Robert L. Schlossberg               /s/  Craig A. Anderson
- - -----------------------------             -----------------------------
Robert L. Schlossberg (S,O)               Craig A. Anderson (S,O)
Altheimer & Gray                          SealRite Windows, Inc.
10 South Wacker Drive                     3500 North 44th Street
Suite 4000                                Lincoln, NE  68504
Chicago, IL  60606                        COMBINED PERCENTAGE:  11.88%
COMBINED PERCENTAGE:  4.68%



 /s/  James T. Grigsby                    /s/  Charles S. Meyer
- - -----------------------------             -----------------------------
James T. Grigsby (S,O)                    Charles S. Meyer (S,O)
SealRite Windows, Inc.                    LaSalle Capital Group
3500 North 44th Street                    Three First National Plaza
Lincoln, NE  68504                        70 West Madison, Suite 5710
COMBINED PERCENTAGE: 11.88%               Chicago, IL  60602
                                          COMBINED PERCENTAGE:  19.28%



 /s/  I. Peter Polansky                   /s/  Robert I. Berger
- - -----------------------------             -----------------------------
I. Peter Polansky (S,O)                   Robert I Berger (S,O)
Gold & Polansky                           Altheimer & Gray
203 North LaSalle Street                  10 South Wacker Drive
Suite 1410                                Suite 4000
Chicago, IL  60601                        Chicago, IL  60606
COMBINED PERCENTAGE:  3.12%               COMBINED PERCENTAGE:  4.68%



 /s/  S. Michael Peck          /s/  David W. Schoenberg
- - -----------------------------             -----------------------------
S. Michael Peck (S,O)                     David W. Schoenberg (S,O)
Altheimer & Gray                          Altheimer & Gray
10 South Wacker Drive                     10 South Wacker Drive
Suite 4000                                Suite 4000
Chicago, IL  60606                        Chicago, IL  60606
COMBINED PERCENTAGE:  4.68%               COMBINED PERCENTAGE:  4.68%



 /s/  Myron Lieberman                     /s/  Robert H. Oldach
- - -----------------------------             -----------------------------
Myron Lieberman (S,O)                     Robert H. Oldach (O)
Altheimer & Gray                          Oldach Wood Windows & Doors
10 South Wacker Drive                     1813  North Union
Suite 4000                                Colorado Springs, CO  80909
Chicago, IL  60606                        COMBINED PERCENTAGE:  13.23%
COMBINED PERCENTAGE:  4.68%



LIQUIDITY TRANSACTION AGREEMENT    29

 /s/  Phillip H. Sommerfeld               /s/  William Houston
- - -----------------------------             -----------------------------
Phillip H. Sommmerfeld (S&O)              William Houston (S,O)
SealRite Windows, Inc.                    3225 Sharon, Apt. 121
3500 North 44th Street                    Menlo Park, CA  94025
Lincoln, NE  68504                        COMBINED PERCENTAGE:  4.99%
COMBINED PERCENTAGE:  4.41%



 /s/  Barbara Gold                        /s/  Thomas M. Foess
- - -----------------------------             -----------------------------
Barbara Gold (O)                          Thomas M. Foess (O)
Altheimer & Gray                          Oldach Window Corp.
10 South Wacker Drive                     1813 North Union
Suite 4000                                Colorado Springs, CO  80909
Chicago, IL  60606                        COMBINED PERCENTAGE:  2.45%
COMBINED PERCENTAGE:  2.83%


 /s/ Aubrey J. Greenberg                  /s/  S. Michael Peck
- - -----------------------------             -----------------------------
Aubrey J. Greenberg, not                  S. Michael Peck, not
personally, but solely as                 personally, but solely as
Trustee of the Barbara Gold               Trustee of the Andrew Kenneth
Trust U/A/D April 12, 1983 (S)            Meyer Trust U/A/D August 19,
3 East Huron Street                       1987 and the Jeffrey Sherman
Chicago, IL  60611                        Meyer Trust U/A/D August 19,
COMBINED PERCENTAGE:  1.85%               1987  (S)
                                          Altheimer & Gray
                                          10 South Wacker Drive
                                          Suite 4000
                                          Chicago, IL  60606
                                          COMBINED PERCENTAGE: (AKM): .34%
                                          COMBINED PERCENTAGE: (JSM): .34%









(S,O) = Stockholder of both SealRite and Oldach
(S) = Stockholder of SealRite
(O) = Stockholder of Oldach




LIQUIDITY TRANSACTION AGREEMENT    30